SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported:  July 18, 2005

FLAG FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Georgia	000-24532	58-2094179
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3475 Piedmont Road, N.E., Suite 550
Atlanta, Georgia 30305
(Address of Principal Executive Offices)
(Zip Code)

(404) 760-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Chec
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
C
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 18, 2005, Flag Financial Corporation issued a press release reporting its second quarter 2005 results of operations. A copy of the press release is attached as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

No.	Description

99.1	Press Release dated July 18, 2005.

The information furnished in the attached press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

July 18, 2005
FLAG FINANCIAL CORPORATION

By:	/s/ J. Daniel Speight
J. Daniel Speight
Vice Chairman, Chief Financial Officer and Secretary

EXHIBIT INDEX

No.	Description

99.1	Press Release dated July 18, 2005.